EXHIBIT 10.18(3)

                               Standard Chartered

                                THE MOCATTA GROUP

                                                              November 3, 1997

Advanced Metallurgy, Inc.
Murray Corporate Park
1003 Corporate Drive
Export, PA  15362
Attention:  Vice President of Purchasing and Distribution

      RE: Silver Lease Agreement dated April 9, 1996 (as last amended February 14, 1997)

Gentlemen:

Reference is made to the above Silver Lease Agreement between Standard Chartered Bank, Mocatta Bullion - New York and Advanced Metallurgy, Inc.

Please be advised that we have agreed to make the following amendment to the above Silver Lease Agreement as follows:

Paragraph 2. NATURE OF TRANSACTIONS change "two million (2,000,000)" to "two million six hundred thousand (2,600,000)"

All other terms and conditions remain intact.

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                                                                EXHIBIT 10.18(3)

Please return a signed copy of this letter to us at the address shown below to indicate your agreement to the above amendment.

                                    Very truly yours,

                                    STANARD CHATERED BANK,
                                    MOCATTA BULLION - NEW YORK


                                    By:  /s/ Timothy P. Dinneny
                                       ----------------------------------------
                                    Name:  Timothy P. Dinneny
                                    Title: Executive Vice President


                                    By:   /s/ Randy M. Weinerman
                                       ----------------------------------------
                                    Name: Randy M. Weinerman
                                    Title: Vice President

AGREED:

ADVANCED METALLURGY, INC.


By:   /s/ Raymond J. Matsey
   -------------------------------
Name:  Raymond J. Matsey
Title: Material Control Manager